UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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United Security Bancshares

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED SECURITY BANCSHARES
2126 Inyo Street
Fresno, California 93721

NOTICE OF 2014 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD WEDNESDAY, MAY 21, 2014 - 7:00 p.m.

NOTICE IS HEREBY GIVEN that, pursuant to the Bylaws of United Security Bancshares and the call of its Board of Directors, the 2014 Annual Meeting of Shareholders (the “Meeting”) of United Security Bancshares (the “Company”) will be held at the Company’s corporate offices at 2126 Inyo Street, Fresno, California 93721at 7:00 p.m. (local time), for the purpose of considering and voting upon the following matters:

(1)	Electing the following ten (10) persons to the Board of Directors to serve until the 2015 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Roger G. Bitter, Pharm D.	Robert M. Mochizuki, M.D.	Dennis R. Woods
Stanley J. Cavalla	Kenneth D. Newby	Michael T. Woolf, D.D.S.
Tom Ellithorpe	Walter Reinhard
Ronnie D. Miller	John Terzian

(2)	Ratifying the selection of Moss Adams LLP to serve as the independent registered public accounting firm for the Company for 2014.

(3)	Such other business as may properly come before the Meeting and any adjournment or adjournment thereof.

If you were a shareholder of record at the close of business on March 26, 2014, you may vote at the Meeting.

Article III, Section 3.3 of our Bylaws provides for the nomination of directors in the following manner:

Section 3.3. Nominations of Directors. Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

We urge you to sign and return the enclosed proxy as promptly as possible whether or not you plan to attend the Meeting in person. If you do attend the Meeting, you may withdraw your proxy. The proxy may be revoked at any time prior to its exercise.

Dated: April 14, 2014                        By Order of the Board of Directors

Roger G. Bitter, Secretary

ANNUAL REPORT ON FORM 10-K

THE COMPANY’S 2013 ANNUAL REPORT TO SHAREHOLDERS ON FORM 10-K (THE “ANNUAL REPORT”) WAS PREVIOUSLY MAILED TO ALL SHAREHOLDERS. IN ADDITION, THE ANNUAL REPORT IS AVAILABLE AT http://www.unitedsecuritybank.com/index.php?option=com_wrapper&Itemid=114. IF YOU WISH TO RECEIVE ADDITIONAL COPIES OF THE ANNUAL REPORT ON FORM 10-K, AS FILED WITH SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE EXHIBITS THERETO, PLEASE CALL (888) 683-6030 (toll free), Or write to us at United Security Bancshares, 2126 Inyo Street, Fresno, California 93721, Attn: Mr. Ken Donahue or by email at kdonahue@unitedsecuritybank.com.

United Security Bancshares
2126 Inyo Street
Fresno, California 93721
Phone: (888) 683-6030

Proxy Statement
2014 Annual Meeting of Shareholders
To be held Wednesday, May 21, 2014
7:00 p.m.

Introduction

This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 2014 Annual Meeting of Shareholders (the “Meeting”) of United Security Bancshares (the “Company”) to be held at the Company’s corporate offices at 2126 Inyo Street, Fresno, California 93721, on Wednesday, May 21, 2014, at 7:00 p.m. (local time), and at any and all postponements or adjournments thereof.

It is anticipated that this proxy statement (the “Proxy Statement”) and the accompanying notice and form of proxy will be mailed on or about April 14, 2014, to shareholders eligible to receive notice of, and to vote at, the Meeting.

The matters to be considered and voted upon at the Meeting will be:

(1)
Election of Directors. Electing the following ten (10) persons to the Board of Directors to serve until the 2015 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Roger G. Bitter, Pharm D.	Robert M. Mochizuki, M.D.	Dennis R. Woods
Stanley J. Cavalla	Kenneth D. Newby	Michael T. Woolf, D.D.S.
Tom Ellithorpe	Walter Reinhard
Ronnie D. Miller	John Terzian

(2)	Ratification of Selection of Accountants. Ratification of the selection of Moss Adams LLP to serve as the independent registered public accounting firm for the Company for 2014.

(3)	Other Business. Such other business as may properly come before the Meeting and any adjournment or adjournment thereof.

If you were a shareholder of record at the close of business on March 26, 2014, you may vote at the Meeting.

SPECIAL NOTICE

Please be advised that on the afternoon of the day these Proxy Materials were to be sent to the printers to be finalized prior to mailing to shareholders, Management learned of the unexpected and unfortunate death of Director R. Todd Henry. We here at United Security Bancshares are deeply saddened by Director Henry’s passing but are grateful for the many contributions he has made to the Company over the years. It is without a doubt that he will be missed. As his replacement, our Board of Directors has approved the nomination of Mr. Kenneth D. Newby for election at the Meeting. Mr. Newby is well known to our management team and had previously worked with Director Henry. Given the timing of Director Henry’s death and rather than effectuate a substantial rewrite of this Proxy Statement which would have caused a delay in mailing, we have decided to retain the information relating to Director Henry in this Proxy Statement and to provide this explanatory note regarding the nomination of Mr. Newby for election as his replacement on our Board. Therefore, please disregard references in this Proxy Statement to Director Henry as a nominee for election at the Meeting and understand that Mr. Newby is the Board’s nominee as Director Henry’s replacement.

Mr. Newby is a well-respected certified public accountant with long-standing ties to the community. He has been self-employed as a financial consultant in Fresno, California since June 2008. Previously, he worked as a manager and a partner with the public accounting firm of Deloitte & Touche, LLP. Mr. Newby is a graduate of the California State University, Fresno, where he received his Bachelor of Science in Business Administration and Accounting in 1972.

The election of Mr. Newby is subject to prior regulatory approval. Mr. Newby owns 100 shares of our common stock, less than 0.01% of the shares outstanding.

INFORMATION ABOUT THE ANNUAL MEETING VOTING

Why did you send me this Proxy Statement?

We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the Meeting. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Meeting. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. You may also vote electronically by telephone or the Internet by following the instructions on the proxy card.

We have previously sent you the Company’s 2013 Annual Report to Shareholders, which includes our Annual Report on Form 10-K. The 2013 Annual Report to Shareholders is also available on our website at http://www.unitedsecuritybank.com/index.php?option=com_wrapper&Itemid=114. United Security Bancshares is also referred to in this Proxy Statement as “the Company.” The Company’s wholly-owned bank subsidiary, United Security Bank, is also referred to in this Proxy Statement as the “Bank.”
Who is entitled to vote?

We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April 14, 2014 to all shareholders entitled to vote. Shareholders who were the record owners of the Company’s no par value common stock (the “Common Stock”) at the close of business on March 26, 2014 are entitled to vote. On this record date, there were 14,788,888 shares of the Company’s Common Stock issued and outstanding and entitled to vote. Our Common Stock is our only class of outstanding capital stock.

What is the difference between a Shareholder of Record and a “Street Name” holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a company, trust or other nominee, then the broker, company, trust or other nominee is considered to be the shareholder of record with respect to those shares. However you are still considered the beneficial owner of those shares and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, company, trust or other nominee how to vote their shares using the voting instruction form provided by it. If you hold your shares in street name and do not provide voting instructions, your broker, company, trust or other nominee has discretionary authority to vote your shares on the ratification of the selection of Moss Adams LLP as our independent auditor, even in the absence of your specific voting instruction. Those shares will also be counted as present at the Meeting for purposes of determining a quorum. However, in the absence of your specific instructions as to how to vote, your broker, company, trust or other nominee does not have discretionary authority to vote on the election of directors or any other proposals that may properly come before the Meeting.

What constitutes a quorum?

A quorum of shareholders is necessary to hold a valid meeting. The presence at the Meeting in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the Meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. If there is no quorum, a majority of the votes present at the Meeting may adjourn the Meeting to another date.

How many votes do I have?

Holders of Common Stock are entitled to one vote, in person or by proxy, for each share of Common Stock held in his or her name on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate. The ten (10) nominees receiving the highest number of votes will be elected.

Pursuant to California law, no shareholder may cumulate votes for a nominee unless such nominee(s) name has been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder’s intention to cumulate. If any shareholder gives notice, all shareholders may cumulate their votes.

The proxy holder does not, at this time, intend to cumulate votes pursuant to the proxies solicited in this Proxy Statement unless another shareholder gives notice to cumulate, in which case the proxy holder may cumulate votes in accordance with the recommendations of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

How do I vote by proxy?

Whether or not you plan to attend the Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting and vote. You may also vote over the Internet or by telephone. Instructions for all voting can be found on the back of the Proxy Card included with this Proxy Statement.

If you properly fill in your proxy card and send it to us in time to vote, or vote by Internet or telephone, your “proxy” (the individual named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

•	“FOR” the election of all ten (10) nominees for director; and

•	“FOR” ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for 2014.

For the election of directors (Proposal 1), a shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees by marking the enclosed proxy card in the manner instructed on the proxy card. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees listed on the proxy card as directors of the Company. Your proxy does not have an obligation to vote for nominees not identified on the preprinted proxy card (that is, write-in nominees). Should any shareholder attempt to “write in” a vote for a nominee not identified on the preprinted card (and described in these proxy materials), your proxy will NOT vote the shares represented by your proxy card for any such write-in nominee, but will instead vote the shares for any and all other indicated nominees. If any of the nominees should be unable or decline to serve, which is not now anticipated, your proxy will have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, your proxy intends to vote all of the proxies in such a manner, in accordance with the cumulative voting, as will assure the election of as many of the nominees identified on the proxy card as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.

If any other matter is presented (including but not limited to a motion for adjournment or postponement of the Meeting), your proxy will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in accordance with his or her best judgment. At the time this Proxy Statement went to press, we knew of no matters which needed to be acted on at the Meeting, other than those discussed in this Proxy Statement.

What is the effect of withholding authority to vote, broker non-votes and abstentions?

The ten (10) nominees for director who receive the most votes will be elected. If you do not vote for a particular nominee, your vote will be voted in accordance with the recommendations of management. If you indicate “WITHHELD” for a particular nominee on your proxy car, your vote will not count either for or against the nominee. Ratification of the appointment of our auditors requires the approval of a majority of the votes represented and voting at the Meeting.

If you hold your shares of Common Stock in “street name” (that is, through a broker or other nominee) you must vote your shares through your broker. You should receive a form from your broker asking how you want to vote your shares. Follow the instructions on that form to give voting instructions to your broker. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine, but not on non-routine matters. If you fail to instruct your broker or nominee as to how to vote your shares of Common Stock, your broker or nominee may, in its discretion, vote your shares “FOR” ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2013, which is considered a routine matter. HOWEVER, YOUR BROKER MAY NOT VOTE YOUR SHARES “FOR” the election of the nominees for director, without your specific direction. A “broker non-vote” occurs when your broker does not vote on a particular proposal because the broker does not receive instructions from the beneficial owner and does not have discretionary authority. It is VERY IMPORTANT that you return the instructions to your broker or nominee. Therefore if you wish to be represented you must vote by completing the information which is sent to you by your broker or nominee.

California law requires the following two votes to adopt any proposal (other than the election of directors): (1) the affirmative vote of a majority of the shares represented and voting at the Meeting, unless the vote of a greater number is required by law or by our Articles of Incorporation and (2) the affirmative vote of at least a majority of the shares required to constitute a quorum. In determining whether the first vote under (1) has been obtained, abstentions and broker non-votes are not treated as shares voting and therefore will not affect the vote on any proposal. In determining whether the second vote under (2) has been obtained, abstentions and broker non-votes will have the effect of votes cast AGAINST the proposal to ratify our independent registered public accounting firm. That is, abstentions and broker non-votes will reduce the number of affirmative votes and therefore reduce the total percentage of votes the proposal might otherwise have received.

May I vote telephonically or electronically over the internet?

Shareholders whose shares are registered in their own names may vote either by mail, telephone or over the Internet. Special instructions to be followed by any registered shareholder interested in voting via the Internet or telephone are set forth on the reverse of your proxy card. The Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.

May I change my vote after I return my proxy?

A form of proxy for use at the Meeting is enclosed. If it is executed and returned it may nevertheless be revoked at any time before it is exercised by: (i) filing with the Secretary of the Company, Robert G. Bitter, an instrument revoking it or a duly executed proxy bearing a later date; (ii) appearing and voting in person at the Meeting or (iii) if you have voted your shares by Internet or telephone, recording a different vote, or by signing and returning a proxy card dated as of a date that is later than your last Internet or telephone vote. Subject to such revocation, shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy holder thereof in accordance with the instructions on the proxy. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED ON THE PROXY. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY’S BOARD OF DIRECTORS.

How do I vote in person?

If you plan to attend the Meeting and vote in person, we will give you a ballot form when you arrive. However, we strongly recommend that you return the proxy card rather than vote in person as this will expedite the vote counting process at the Meeting. PLEASE NOTE THAT IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, COMPANY OR OTHER NOMINEE, YOU MUST BRING A POWER OF ATTORNEY FROM YOUR NOMINEE IN ORDER TO VOTE AT THE MEETING. IF YOUR SHARES ARE HELD IN STREET NAME YOU WILL NOT BE ABLE TO VOTE AT THE MEETING WITHOUT THE POWER OF ATTORNEY FORM.

How may I obtain a separate set of proxy materials or request a single set for my household?

If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, please request the additional copies by calling (888) 683-6030 (toll free); by writing to us at United Security Bancshares, 2126 Inyo Street, Fresno, California 93721, Attn: Mr. Ken Donahue or by email at kdonahue@unitedsecuritybank.com.

What should I do if I receive more than one set of voting materials?

Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may contact us in the same manner or write us at the address set forth below in the last question to request delivery of a single copy of these materials.

Why may I receive multiple voting instruction forms and/or proxy cards?

If you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. In each case, please complete, sign, date and return each proxy card and voting instruction form that you receive.

Who is making the solicitation?

This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company which the Company does not anticipated to be a material amount. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company may solicit Proxies personally or by telephone, without receiving special compensation for such activities. Although there is no formal agreement to do so, the Company may reimburse companies, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy Materials to shareholders whose stock in the Company is held of record by such entities.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2014

The Proxy Statement is available on the internet at
http://www.unitedsecuritybank.com/index.php?option=com_wrapper&Itemid=114

VOTING SECURITIES

There were issued and outstanding 14,788,888 shares of the Company’s Common Stock on March 26, 2014, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Meeting.  Each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares may be voted cumulatively if a shareholder present at the Meeting has given notice at the Meeting, prior to the voting, of his or her intention to vote cumulatively. If any shareholder has given such notice, then all shareholders entitled to vote for the election of directors may cumulate their votes. Cumulative voting means that a shareholder has the right to vote the number of shares he or she owns as of the record date, multiplied by the number of directors to be elected. This total number of votes may be cast for one nominee or it may be distributed on the same principle among as many nominees as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the Proxy Holders, in accordance with the recommendations of the Company’s Board of Directors.

A majority of the outstanding shares, represented in person or by Proxy, is required for a quorum. Nominees receiving the most votes, up to the number of directors to be elected, are elected as directors for the ensuing year. A majority of the shares represented and voting at the Meeting is required to ratify the selection of Moss Addams LLP as the Company’s independent registered public accounting firm for 2014.

If you hold Common Stock in “street name” and you fail to instruct your broker or nominee as to how to vote such Common Stock, your broker or nominee may, in its discretion, vote such Common Stock “FOR” ratification of the selection of Moss Adams LLP as the independent registered public accounting firm and auditors of the Company for 2014, but CANNOT vote FOR election of directors, unless you instruct them as to your vote. IT IS EXTREMELY IMPORTANT THAT YOU VOTE BY RETURNING YOUR PROXY CARD BY MAIL, INTERNET OR TELEPHONE.

SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Management knows of no person who owns, beneficially or of record, either individually or together with associates, five percent (5%) or more of the outstanding shares of the Company’s Common Stock, except as set forth in the table below.  The following table sets forth, as of March 1, 2014, the number and percentage of shares of the Company’s outstanding Common Stock beneficially owned, directly or indirectly, by each the Company’s directors, Named Executive Officers and principal shareholders and by the directors and Named Executive Officers of the Company as a group.  As used herein, the term “Named Executive Officers” refers to the Company’s President and Chief Executive Officer, the Executive Vice President and Chief Administrative Officer, the Senior Vice President and Chief Operating Officer, the Senior Vice President and Chief Financial Officer and the Vice President. See “PROPOSAL 1: Election of Directors - Executive Officers” herein. The shares “beneficially owned” are determined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended, and do not necessarily indicate ownership for any other purpose.  In general, beneficial ownership includes shares over which the director, Named Executive Officer or principal shareholder has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of March 1, 2014.  Unless otherwise indicated, the persons listed below have sole voting and investment powers of the shares beneficially owned.  Management is not aware of any change in control of the Company since January 1, 2013 and is not aware of any arrangements that may, at a subsequent date, result in a change of control of the Company.

Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Directors and Named Executive Officers:
Robert G. Bitter, Pharm. D.	293,484	(2)	2.0%
Director and Nominee
Stanley J. Cavalla	717,260	(3)	4.8%
Director and Nominee
Kenneth L. Donahue	342,643	(4)	2.3%
Senior Vice President and Chief Administrative Officer
Tom Ellithorpe	136,050	(5)	0.9%
Director and Nominee
David L. Eytcheson	215,555	(6)	1.4%
Senior Vice President and Chief Operating Officer
R. Todd Henry	65,467	(7)	0.4%
Director and Nominee
Ronnie D. Miller	262,641	(8)	1.8%
Director and Nominee
Robert M. Mochizuki, M.D.	207,881	(9)	1.4%
Director and Nominee
Walter Reinhard	638,916	(10)	4.3%
Director and Nominee
Porsche A. Saunders	9,813	(11)	0.1%
Vice President
Richard Shupe	65,353	(12)	0.4%
Senior Vice President and Chief Financial Officer
John Terzian	187,633	(13)	1.3%
Director and Nominee
Dennis R. Woods	1,108,288	(14)	7.4%
Chariman, Nominee, President and Chief Executive Officer
Michael T. Woolf, D.D.S.	187,949	(15)	1.3%
Director and Nominee
All Directors and Executive Officers as a Group
(14 in total)	4,438,933		29.8%
Principal Shareholder
Audry "Bobbi" Thomason	780,959	(16)	5.2%

(1)
Includes shares subject to stock options that are exercisable within 60 days of March 1, 2014. These are treated as issued and outstanding for the purpose of computing the percentage of each director, Named Executive Officer and the directors and the Named Executive Officers as a group, but not for the purpose of computing the percentage of class owned by any other person.

(2)	Dr. Bitter has shared voting and investment powers as to 257,468 of these shares. Dr. Bitter disclaims ownership of 36,200 shares which are held in his wife's IRA.

(3)	Mr. Cavalla has shared voting and investment powers as to 397,378 of these shares. Mr. Cavalla disclaims ownership of 45,068 shares which are held in his wife's IRA.

(4)	Mr. Donahue has shared voting and investment powers as to 199,514 of these shares.

(5)	Mr. Ellithorpe has shared voting and investment powers as to 416 of these shares.

(6)	Mr. Eytcheson has shared voting and investment powers as to 215,555 of these shares.

(7)	Includes 7,468 shares subject to stock options that are exercisable within 60 days of March 1, 2014.

(8)	Mr. Miller has shared voting and investment powers as to 238,259 of these shares. Mr. Miller disclaims ownership of 24,471 shares held in his wife's IRA.

(9)
Dr. Mochizuki has shared voting and investment powers as to 193,434 of these shares. Includes 14,477 shares subject to stock options that are exercisable within 60 days of March 1, 2014. Dr. Mochizuki disclaims ownership of 19,877 shares which are held in his wife's IRA..

(10)	Mr. Reinhard has shared voting and investment powers as to 4,295 of these shares. Mr. Reinhard disclaims ownership of 7,200 shares which he has beneficial ownership as a custodian for minors.

(11)	Ms. Saunders has 1,786 shares subject to stock options that are exercisable within 60 days of March 1, 2014.

(12)	Mr. Shupe has 45,855 shares subject to stock options that are exercisable within 60 days of March 1, 2014.

(13)
Mr. Terzian has shared voting and investment powers as to 171,362 of these shares. Mr. Terzian disclaims ownership of 16,433 shares for which he has beneficial ownership as custodian for his daughter and his wife’s IRA.

(14)
Mr. Woods has shared voting and investment powers as to 807,060 of these shares. Includes 62,236 shares subject to stock options that are exercisable within 60 days of March 1, 2014. Mr. Woods disclaims ownership of 63,089 shares which he has beneficial ownership as a custodian for minors.  Mr. Woods' address is c/o United Security Bancshares, 2126 Inyo Street, Fresno, California 93721.

(15)
Dr. Woolf has shared voting and investment powers as to 2,028 of these shares. Includes 9,957 shares subject to stock options that are exercisable within 60 days of March 1, 2014. Dr. Woolf disclaims ownership of 30 shares which are either held in his wife's IRA or held in custody for minors.

(16)	Ms. Thomason’s address is c/o United Security Bancshares, 2126 Inyo Street, Fresno, California 93721.

CORPORATE GOVERNANCE PRINCIPLES AND CODE OF ETHICS

Corporate Governance Guidelines

The Company is committed to having sound corporate governance principles that are important to the way the Company manages its business and to maintaining the Company's integrity in the marketplace. The Company's Corporate Governance Principles are available at http://www.unitedsecuritybank.com. Click “About Us” and then “Governance.”

Board of Directors and Committees of the Company

The Board of Directors of the Company oversees its business and monitors the performance of management. In accordance with corporate governance principles, our Board of Directors does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the Chief Executive Officer, other key executives and our principal outside advisors (legal counsel, outside auditors, and other consultants), by reading reports and other materials that the company sends them and by participating in board and committee meetings.

During 2013, the Board of Directors held 12 meeting. During 2013, no director attended less than 75% of all Board of Directors meeting and the meetings of any committee of the Board of Directors on which he or she served, except for Mr. Todd Henry, who was unable to attend 75% of the meetings because of medical restrictions.

In 2013, the Board of directors had the following committees: Audit Committee; Compensation Committee, and Corporate Governance/Nominating Committee.

Attendance at Annual Meetings

While the Company does not have a policy regarding director attendance at each Annual Meeting of Shareholders, all of the Company's directors attended the 2013 Annual Meeting of Shareholders.

Shareholder Communications with the Board

Shareholders who wish to communicate with the Board of Directors as a whole, or with an individual director, may do so by emailing the Board of Directors at kbledsoe@unitedsecuritybank.com.

The Risk Management Committee engages in periodic discussions with the risk manager, the Company's executive officers and other Company officers as the Risk Committee may deem appropriate related to risk management. In addition, each Board committee has been assigned oversight responsibility for specific areas of risk and risk management to be included as an agenda topic at all regular committee meetings. The committees consider risks within their areas of responsibility, for instance the Compensation Committee considers risks that may result from changes in compensations programs.

Selection and Evaluation of Director Nominees

The Corporate Governance/Nominating Committee is responsible for identifying and presenting nominees for membership on the Board by the following process:

•	The Corporate Governance/Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors qualified and willing to continue in service

•	The Corporate Governance/Nominating Committee identifies if the Board of Directors needs to add new members with specific skills or to fill a vacancy on the Board.

•
The Corporate Governance/Nominating Committee initiates a search, working with staff support and seeking input from the members of the Board and senior management of nominees including existing members that are willing to continue to serve as directors.  The Corporate Governance/Nominating Committee also considers any nominees recommended by shareholders.

•	The Corporate Governance/Nominating Committee identifies a potential slate of nominees, after taking account of the criteria discussed in the next section below.

•	The Corporate Governance/Nominating Committee determines if any Board members have contacts with the potential nominees.

•	The Corporate Governance/Nominating Committee interviews prospective nominee(s) other than existing board members.

•	The Corporate Governance/Nominating Committee keeps the Board informed of the selection progress.

•
The Corporate Governance/Nominating Committee meets to consider and approve its slate of recommended nominees also using the criteria discussed in the next section below.  The Corporate Governance/Nominating Committee, in evaluating existing directors as nominees and nondirectors as nominees, balances the value of continuity of service by existing members of the Board with that of obtaining a new perspective.

•	The Corporate Governance/Nominating Committee presents its slate of recommended nominees to the Board and seeks the Board’s endorsement of such nominee(s).

•
There is no third party that we currently pay to assist in identifying or evaluating potential director nominees, although the Corporate Governance/Nominating Committee has sole authority to retain or terminate the services of a third-party search firm to identify director nominees. The Corporate Governance/Nominating Committee’s process for identifying and evaluating nominees for directors will not materially differ based on whether or not the nominee is recommended by a shareholder.

Nomination of Directors

The Board of Directors maintains a Corporate Governance/Nominating Committee, which is responsible for assisting the Board of Directors in director selection, as well as review and consideration of developments in corporate governance practices. This committee consists solely of independent directors. This committee will also review director nominees submitted by shareholders. The Corporate Governance/Nominating Committee is responsible for annually reviewing and evaluating with the Board of Directors the appropriate skills and characteristics required for Board of Directors members in the context of the current composition of the Board of Directors and our goals for nominees to the Board of Directors, including nominees who are current directors.

The Board of Directors' policies with respect to director nominees have been to consider, among other factors: (a) the business experience of the nominee; (b) his or her reputation and influence in the community and standards of moral and ethical responsibility; (c) availability and willingness to devote time to fully participate in the work of the Board of Directors and its committees; and (d) commitment to the Company as evidence by personal investment. Directors are expected to have demonstrated notable achievement in business, education or public service; possess the education and experience to make a significant contribution to the Board of Directors; bring a range of skills, diverse perspective and background to the Board of Directors; and serve as active resources for referrals and business development.

The Board of Directors will consider properly submitted nominees to the Board of Directors proposed by shareholders, although the Board has no formal policy with regard to shareholder nominees as it considers all nominees on their merits, as discussed above. Any shareholder nominations proposed for consideration by the Board should include the nominee’s name and qualifications for Board membership and should be addressed to:

Dennis R. Woods, Chairman of the Board United Security Bancshares 2126 Inyo Street Fresno, California 93721

In addition, the Bylaws of the Company permit shareholders to nominate directors for consideration at an Annual Meeting of Shareholders. For a description of the process for nominating directors in accordance with the Bylaws, please see the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

Corporate Governance/Nominating Committee

During 2013, the Corporate Governance/Nominating Committee met one (1) time. The Corporate Governance/Nominating Committee consists of all outside directors of the Board of Directors who are independent as defined by applicable NASDAQ and SEC rules.   The charter of the Corporate Governance/Nominating Committee can be found on the Company’s website at http://www.unitedsecuritybank.com.  Click “About Us” and then “Governance.”

Audit Committee

During 2013, the Audit Committee met seven (7) times. During 2013, the Audit Committee consisted of Mr. Henry (Chairman), Mr. Miller, Mr. Reinhard and Mr. Terzian.  Mr. Henry is deemed by the Company to be an “audit committee financial expert” pursuant to the applicable rules and regulations of the SEC.   Mr. Henry has an understanding of generally accepted auditing principles (“GAAP”) and has the ability and experience to prepare, audit, evaluate and analyze financial statements which present the breadth and level of complexity of issues that are reasonably expected to be raised by the Company’s financial statements.  Mr. Henry is a Certified Public Accountant (inactive as of October 2009). For more information on Mr. Henry’s qualification, please see his profile under “PROPOSAL 1: ELECTION OF DIRECTORS,” herein.

The Audit Committee oversees the Company’s corporate accounting and reporting practices and the quality and integrity of the Company’s financial statements and reports, selects, hires, oversees and terminates the Company’s independent auditors, monitors the Company’s independent auditors’ qualifications, independence and performance, monitors the Company and its affiliates’ compliance with legal and regulatory requirements, and oversees all internal auditing functions and controls.

The Board of Directors has adopted a written charter for the Audit Committee which is available on the Company’s website at www.unitedsecuritybank.com. Click “About Us” and then “Governance.”

Audit Committee Report

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

The Audit Committee has reviewed the Company’s audited financial statements and discussed such statements with management.  The Audit Committee has discussed with Moss Adams LLP, the Company’s independent auditors during the year 2013, the matters required by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

The Audit Committee received written disclosures and a letter from Moss Adams LLP, required by Independence Standards Board Standard No. 1 and has discussed with them their independence from management.  The Audit Committee has also considered whether the independent auditors’ provision of other non-audit services is compatible with the auditors’ independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

The Audit Committee has also confirmed that there have been no new circumstances or developments since their respective appointments to the Audit Committee that would impair any member’s ability to act independently.
Respectfully submitted by the members of the
Audit and Risk Committee:

Dated: April 14, 2014            Audit Committee of the Board of Directors of United Security Bancshares
Todd Henry, Chairman
Ronnie Miller
Walter Reinhard
John Terzian

Compensation Committee

The Board of Directors has a Compensation Committee that met three (3) times in 2013.  The Compensation Committee consists of four (4) Directors, all of whom are independent as defined by applicable NASDAQ and SEC rules.  The members of the Compensation Committee are Dr. Mochizuki, Mr. Reinhard, Mr. Henry and Mr. Woolf.  The Compensation Committee evaluates, reviews and nominates nominees to the Board of Directors, reviews human resource policies, establishes the compensation for the Chief Executive Officer and other executive officers, reviews salary recommendations, grants stock options and approves other personnel matters, which are in excess of management’s authority. No changes to compensation levels were made during 2013.  The charter of the Compensation Committee can be found on the Company’s website at http://www.unitedsecuritybank.com.  Click “About Us” and then “Governance.”

Proposal 1:
Election of Directors
Nominees

The Company’s Bylaws provide that the number of directors of the Company shall not be less than eight (8) nor more than fifteen (15) until changed by an amendment of the Articles of Incorporation or the Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote, with the exact number of directors to be fixed from time to time, within the range: (i) by a resolution duly adopted by the Board of Directors; or (ii) by the approval of the shareholders.  The authorized number of Directors was last fixed ten (10).

The persons named below, all of whom are currently members of the Board of Directors, have been nominated for election as directors to serve until the 2015 Annual Meeting of Shareholders and until their successors are elected and have qualified.  Votes will be cast in such a manner as to effect the election of all ten (10) nominees, as appropriate, (or as many thereof as possible under the rules of cumulative voting).  The ten (10) nominees for directors receiving the most votes will be elected directors.  In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors.  The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected.

The following table sets forth, as of March 1, 2014, the names of, and certain information concerning, the persons nominated by the Board of Directors for election as directors of the Company.

Name and Title Other than Director	Age	Year First Appointed	Principal Occupation During the Past Five Years
Robert G. Bitter, Pharm. D. Secretary	75	2001	Clinical Pharmacist at Madera Community Hospital; Owner of Berenda Creek Ranch and Partner in Selma Shopping Center.
Stanley J. Cavalla	63	2001	President of Suburban Steel, Inc. and Vice President of Tri State Stairway Corp.
Tom Ellithorpe	71	2001	Owner of Insurance Buying Service.
R. Todd Henry	55	2003	Certified Public Accountant (inactive), dba Henry & Company. Principal and co-managing member of Westside Farming operations. Former Partner in Thompson, Henry & Co.
Ronnie D. Miller	72	2001	President of Ron Miller Enterprises, Inc., dba Fresno Motor Sales and Fresno Commercial Lenders.
Robert M. Mochizuki, M.D., Lead Director	65	2004	Orthopedic surgeon, CEO of Arthroscopic Surgery Associates Corp.
Walter Reinhard	84	2001	Retired. Private Investor. Former owner and President of Reinhard Cabinet Shop, Inc.
John Terzian	81	2001	Retired. Private investor. Former owner and President of Tollhouse Enterprises, Inc., dba Peacock Market.
Dennis R. Woods Chairman, President and Chief Executive Officer	66	2001	Chairman of the Board, President and Chief Executive Officer of United Security Bancshares and United Security Bank.
Michael T. Woolf, D.D.S.	58	2005	Dentist.

Dennis Woods
Chairman of the Board
Director since 2001

Mr. Woods is the founding chairman of the Bank, and assumed the additional duties of President and CEO in 1993. Prior to the inception of the Bank, Mr. Woods was the President and CEO and a 50% shareowner of a wholesale and retail food distribution company, Hestbeck’s Incorporated, for over 20 years. Mr. Woods has also been active in real estate investment, including ownership of commercial warehouses, apartments and residential real estate for more than 30 years.  Additionally, Mr. Woods has been involved with the development and cultivation of pistachio and almond farms since 1980 to present.  Mr. Woods has continuously served on the boards of directors of a number of non-profit organizations such as Hestbeck’s Incorporated; United Security Bancshares; Pacific Coast Bankers Bank; California State University Fresno Bulldog Foundation; State Center Community College; United Way of Fresno County; Northern California Loan Fund Advisory and Denwoods Farm Company. Mr. Woods’ extensive background in various businesses qualifies him for service as a Director.

Ronnie D. Miller
Director since 2001

Mr. Miller has lived in Fresno, California for nearly 70 years.  He is the President of Ron Miller Enterprises, Inc., dba Fresno Motor Sales and Fresno Commercial Lenders.  He is active in the Fresno community as a commercial lender.  Mr. Miller’s relevant experience in operating an automobile dealership and lender qualifies him for service as a director.

Robert G. Bitter, Pharm. D.
Corporate Secretary
Director since 2001

Dr. Bitter has lived in Madera, California for nearly 34 years.  He is a clinical pharmacist at Madera Community Hospital and also the owner of Berenda Creek Ranch and a partner in Selma Shopping Center.  He is an active and award winning member of the Madera Sunrise Rotary Club and is a past District Governor of District 5220.  He has worked extensively with youth in the community, particularly with the High School Interact Club.  Through the Madera Sunrise Rotary Club, Dr. Bitter is involved in many diverse international service activities.  Dr. Bitter’s relevant experiences serving amongst diverse cultures and operating in various business environments within the Company’s market area, including real property management qualifies him for service as a director.

Stanley J. Cavalla
Director since 2001

Mr. Cavalla has lived in Fresno County for nearly 60 years.  He is President of Suburban Steel, Inc. and Vice President of Tri State Stairway Corp.  He is active in Fresno County as a businessman and farmer.  Mr. Cavalla’s relevant experience as an executive in managing, operating manufacturing and farming businesses within the Company’s market area, qualifies him for service as a director.

Tom Ellithorpe
Director since 2001

Mr. Ellithorpe has lived in Fresno, California for nearly 55 years.  He is the owner of Insurance Buying Service.  He is active in the Fresno community as an insurance broker, and has been involved in the California insurance industry since 1972. He has also been involved in a number of business ventures in the Company’s market area including agricultural ventures. Mr. Ellithorpe’s relevant experience as an executive in the insurance industry and his understanding of risk management qualifies him for service as a director.

R. Todd Henry
Director since 2003

Mr. Henry has lived in Coarsegold, California for nearly 11 years.  Mr. Henry is currently the principal and co- managing member of Westside Farming Operations. He is a Certified Public Accountant (inactive as of October 2009), formerly the sole proprietor of Henry & Company, a financial statement and tax return preparation firm providing services to clients in a variety of industries. Prior to its formation, Mr. Henry worked in both the public and private sectors of the financial services industry, beginning in 1981. Mr. Henry’s relevant experience as a certified public accountant and knowledge of auditing, accounting and finance qualifies him for service as a director.

Robert M. Mochizuki, M.D.
Lead Director
Director since 2004

Dr. Mochizuki has lived in Fresno, California for nearly 12 years.  He is an orthopedic surgeon and Chief Executive Officer of Arthroscopic Surgery Associates Corp, a practice which he began solo in 1980 and which, through partnership formation and mergers, has grown into a large group of surgeons and employees and includes ownership of an ancillary surgery center. He is active in the Fresno community as a practicing orthopedic surgeon affiliated with Saint Agnes Medical Center, Fresno Surgical Hospital and Summit Surgery Center.  Since 1982 to present, Dr. Mochizuki has also been involved in the development of local real estate including multiple commercial and residential projects. Dr. Mochizuki’s relevant experience in investments and managing and operating different businesses qualifies him for service as a director.

Walter Reinhard
Director since 2001

Mr. Reinhard has lived in Fresno, California for nearly 60 years.  He is retired, and formerly the owner and president of Reinhard Cabinet Shop Inc.  Mr. Reinhard’s relevant experience as a former owner and operator of Reinhard Cabinet Shop Inc. and understanding of business operations qualifies him for service as a director.

John Terzian
Director since 2001

Mr. Terzian has lived in Fresno, California for nearly 60 years.  He was former owner and president of Tollhouse Enterprises, Inc. dba Peacock Market.  He also served on various local and California grocery associations during his career in the grocery industry.  He is active in the Fresno community as a volunteer for the American Cancer Society. Mr. Terzian’s relevant experience as a former businessman in the grocery industry and his involvement with rental real estate properties qualifies him for service as a director.

Michael Woolf, D.D.S.
Director since 2005

Dr. Woolf has lived in Fresno, California for nearly 45 years.  His primary occupation is a dentist, but he has also been active in the Fresno community as farmer.  He is currently a 1/6th owner of Woolf Enterprises, a diversified foods grower and processing operation. Dr. Woolf has also served on various professional and community organization Boards including Fresno Madera Dental Society, Western Pistachio Association, Fresno Metropolitan Museum Trustees and Carden Private School. Dr. Woolf’s relevant experience as dentist, farmer, and member of various Boards and his understanding of the community qualifies him for service as a director.

All of the nominees named above have served as members of the Company's Board of Directors since its inception, other than R. Todd Henry, Robert Mochizuki and Michael T. Woolf, D.D.S. All nominees will continue to serve if elected at the Meeting until the 2015 Annual Meeting of Shareholders and until their successors are elected and have been qualified.
None of the Directors were selected pursuant to any arrangement or understanding other than with the Directors and executive officers of the Company acting within their capacities as such.  There are no family relationships between any of the Company's Directors.  No Director serves as a director of any company that has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “FOR” ALL TEN (10) NOMINEES TO SERVE UNTIL THE 2015 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

Executive Officers

The following table sets forth information as of March 1, 2014 concerning: (i) the Company’s principal executive officer during 2013; (ii) the Company’s two most highly compensated executive officers, other than the Company’s principal executive officer, who received more than $100,000 in total compensation during 2013; and (iii) the Company’s next two most-highly compensated employees during 2013 who would have been included as an executive officer in clause (ii) except that such employees were not serving as executive officers of the Company at the end of 2013 and who received more than $100,000 in total compensation during 2013 (collectively, the “Named Executive Officers”).

Name	Age	Position and Principal Occupation For the Past Five Years
Dennis R. Woods	66	President and Chief Executive Officer of United Security Bancshares and United Security Bank.
Kenneth L. Donahue	65	Executive Vice President and Chief Administrative Officer of United Security Bancshares and United Security Bank.
David L. Eytcheson	73	Senior Vice President and Chief Operating Officer of United Security Bancshares and United Security Bank.
Porsche A. Saunders	36	Vice President of Real Estate Construction Department at United Security Bank
Richard B. Shupe	56
Senior Vice President and Chief Financial Officer of United Security Bancshares and United Security Bank since January 2010. Previously served as Controller of United Security Bancshares and United Security Bank for 14 years.

Summary Compensation
Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($) (2)	All Other Compensation ($)(3)	Total Compensation ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(I)	(j)
Dennis R. Woods, President & CEO	2013	496,706	—	—	—	—	(63,727)	66,842	$499,821
	2012	496,878	—	—	—	—	70,166	65,611	$632,655
Ken L Donahue, Exec. Vice President & CAO	2013	259,502	—	—	—	—	(31,863)	22,544	$250,183
	2012	228,903	—	—	—	—	32,977	21,342	$283,222
David L. Eytcheson, Senior VP & COO	2013	175,868	—	—	—	—	(31,863)	29,236	$173,241
	2012	165,221	—	—	—	—	32,977	27,170	$225,368
Porsche A. Saunders, VP	2013	176,363	—	—	—	—	—	16,521	$192,884
	2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$—
Richard B. Shupe, Senior VP & CFO	2013	151,170	—	—	—	—	55,175	19,721	$226,066
	2012	53,054	—	—	—	—	50,319	8,881	$112,254

(1) Includes compensation for accrued personal days not used (maximum 5 days) plus imputed income for life insurance provided by the Company in excess of $50,000 of coverage.
(2) The amounts in column (h) reflect the actuarial increase in the present value of the Named Executive Officer’s benefits under their respective supplemental executive retirement plan salary continuation agreement.  The amounts are established by the Company determined using interest rate assumptions consistent with those used in the Company’s financial statements.

(3) Amount included in column (i) as "All Other Compensation" are comprised of the following:

All Other Compensation

Name and Principal Position	Year	Auto	Club Membership	401(k)	Health Insurance	Director Fees	SERP - Medicare Tax	Total
Dennis R. Woods	2013	14,870	14,600	10,200	12,352	14,820	—	$66,842
	2012	13,541	14,900	10,000	12,350	14,820	—	$65,611
Ken L. Donahue	2013	—	—	10,193	12,351	—	—	$22,544
	2012	—	—	8,992	12,350	—	—	$21,342
David L. Eytcheson	2013	10,157	—	6,727	12,351	—	—	$29,235
	2012	8,477	—	6,343	12,350	—	—	$27,170
Porsche A. Saunders	2013	—	—	7,039	9,482	—	—	$16,521
	2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Richard B. Shupe	2013	—	—	6,000	12,675	—	956	$19,631
	2012	—	—	2,080	6,171	—	631	$8,882

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Although in the past, the Company had entered into employment agreements with Dennis R. Woods, the Company’s President and Chief Executive Officer, which set forth certain elements of his compensation, including base salary, severance benefits and payments in the event of a change in control of the Company, the Company presently does not have any such employment agreements with any Named Executive Officer.

Salaries

The Compensation Committee determines the appropriate components of compensation to the Named Executive Officers and the amounts of each component of compensation based upon a review and analysis of peer group data.  Although the Compensation Committee has engaged outside consultants in the past to assist it in this regard, no compensation consultants were used in 2013.  The Compensation Committee determines the base salary paid to the Named Executive Officers and reviews salary information annually to assure that the salaries are consistent with the Company’s peer group in order to maintain the Company’s competitiveness in attracting and retaining qualified individuals in these key executive positions. Although salaries were increased in 2011 to align the compensation of the Company’s executive officers with those of industry peers, no salary adjustments were made during 2013.

Incentive Compensation

No incentive compensation was paid in 2013.

Equity Incentives

In May 2005, the Company’s shareholders approved the United Security Bancshares 2005 Stock Option Plan (the “2005 Plan”). At the same time, all previous plans, including the 1995 Plan, were terminated. In adopting the 2005 Plan, the objective of the Board of Directors and the Compensation Committee was to align the interests of executive officers with the long-term interests of shareholders by providing executive officers (and employees) with an ownership interest in the Company in the form of stock options. Historically, stock options were granted at the time of employment as part of an initial compensation package and additional stock options were granted years later. The Compensation Committee, in making a determination to grant additional stock options, considers the total stock options already held by an executive officer, the date of last grant and the amount of stock options last granted, the number of shares of Company stock acquired through exercise of stock options by the executive officer and the percentage of Company stock ownership level held by the executive officer. Under the Company’s compensation policy, the Compensation Committee will not make an annual stock option grant to an executive officer who had a new hire stock option grant within three (3) years of the hire date, and the Compensation Committee will not make an annual stock option grant to an executive officer who owns less than three (3) times his or her annual base salary in Company stock (as measured by market value) as of the date of the expected grant.

The 2005 Plan provides for the granting of up to 622,358 shares of authorized and unissued shares of Common Stock at stock option prices per share which must not be less than 100% of the fair market value per share at the time each stock option is granted. Stock options granted under the 2005 Plan are either nonqualified stock options or “incentive” stock options pursuant to Section 422 of the Internal Revenue Code, as amended, and have an exercise price at the prevailing market price on the date of grant. All stock options granted are exercisable 20% each year commencing one year after the date of grant and expire ten years after the date of grant.

Under the 2005 Plan, 193,082 granted shares are outstanding (163,210 incentive stock options and 29,872 nonqualified stock options) as of December 31, 2013, of which 153,179 are vested. The following table sets forth the stock options outstanding, exercisable, exercised and forfeited under the 2005 Plan during 2013.

	2005 Plan	Weighted Average Exercise Price
Options outstanding December 31, 2012	194,224	$ 10.27
Granted during the year	25,502	4.16
Exercised during the year	5,202	2.29
Forfeited during the year	21,442	2.29
Options outstanding December 31, 2013	193,082	$ 10.57

Included in total outstanding options at December 31, 2013, are 153,179 exercisable shares at a weighted average price of $12.27, a weighted average remaining contract term of 2.50 years and intrinsic value of $15,000.

Supplemental Executive Retirement Plan

The Company has established and sponsors a supplemental executive retirement plan in order to appropriately incent key employees, including the Named Executive Officers, to remain with the Company and become long-term loyal leaders. For more information on the Company’s supplemental executive retirement plan and the benefits payable to the Named Executive Officers thereunder, please see “Narrative Disclosure Regarding Retirement Benefits and Change in Control Benefits - Supplemental Executive Retirement Plan” below.

Other Benefits and Perquisites

Group insurance premiums, including, medical, disability, dental and vision, are paid for by the Company for executive officers and their families. These benefits are common in most of the industry for similar positions. The Company pays these insurance benefits for all other employees and employees may elect to pay for the cost of insurance for their families.   The Company has also established a contributory 401(k) defined contribution plan that allows eligible employees to contribute a portion of their income to a trust on a tax-favored basis. The Company matches participant contributions up to 4% of their eligible annual compensation. For more information on the Company’s 401(k) plan, please see “Narrative Disclosure Regarding Retirement Benefits and Change in Control Benefits - 401(k) Plan,” below.

The CEO is provided with a Company owned vehicle along with reimbursement for membership dues in a country club that he owns. The COO is provided with a Company owned vehicle due to his job duties requiring extensive business travel.  The Company provides these perquisites to their Named Executive Officers because these perquisites are offered by many of its peers, and therefore the Committee believes that providing these perquisites to the Named Executive Officers is necessary for their retention and for the recruitment of new executive officers.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information concerning stock options for each of our Named Executive Officer as of December 31, 2013. The Company has not granted stock awards to any Named Executive Officer and no such stock awards are outstanding as of December 31, 2013. No options were exercised by any of the Named Executive Officers during 2013.  The Company has no stock awards.

Outstanding Equity Awards at Fiscal Year-end
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of securities Underlying Unexercised Unearned Options (#)	Option exercise price ($)	Option Expiration Date
(a)	(b)		( c)		(d)		(f)
Dennis R. Woods	62,236	(1)	—		—	$14.10	2/6/2016
Ken Donahue	—		—		—	$—	—
David L. Eytcheson	—		—		—	$—	—
Porsche A. Saunders	1,786	(2)	2,676	(2)	—	$2.89	5/1/2021
Richard B. Shupe	23,451	(3)	5,863	(3)	—	$4.05	2/7/2020
Richard B. Shupe	22,404	(3)	—	(3)	—	$15.56	3/20/2016

(1)	Options to purchase 62,236 shares of Company Common Stock were granted to Dennis R. Woods on February 6, 2006 which vested at the rate of 20% per year on each anniversary of the grant date.

(2)	Options to purchase 4,462 shares of Company Common Stock were granted to Porsche A. Saunders on May 1, 2011 which vest at the rate of 20% per year on each anniversary of the grant date.

(3)
Options to purchase 29,314 shares of Company Common Stock were granted to Richard B. Shupe on February 7, 2010 which vest at the rate of 20% per year on each anniversary of the grant date. In addition, options to purchase 22,404 shares of Company Common Stock were granted to Richard B. Shupe on March 20, 2006 which vested at the rate of 20% per year on each anniversary of the grant date.

Narrative Disclosure Regarding Retirement Benefits and Change in Control Benefits

401(k) Plan

The Company has established a contributory 401(k) defined contribution plan (the “401(k) Plan”) covering substantially all employees. The 401(k) Plan allows eligible employees to contribute a portion of their income to a trust on a tax-favored basis. All employees of the Company and/or the Bank are eligible to participate in the 401(k) Plan upon the first day of the month after completing three (3) months of service. Participants are automatically vested 100% in all participant contributions which may be invested in any of several authorized investments, including the Company’s Common Stock. The Company also matches participant contributions up to 4% of their eligible annual compensation. The Company’s matching contributions are invested in the Company’s Common Stock and are subject to certain vesting requirements over a period of six years. Management believes that investing the matching contribution in the Company’s Common Stock creates incentives for participants to work towards the success of the Company. During 2013, the Company reserved $229,000 to match all employee contributions to the 401(k) Plan, of which $34,615 was reserved to match contributions of the Company’s executive officers and is included as “Other Compensation” in the Summary Compensation Table above.

Supplemental Executive Retirement Plan

The Board of Directors has determined that it is in the best interest of the Company and its shareholders to provide appropriate incentives to key employees, including certain Named Executive Officers, to remain with the Company and become long-term loyal leaders. As part of these incentives, the Company has established and sponsors a supplemental executive retirement Plan (“SERP”) pursuant to which the Company has agreed to provide supplemental retirement income to key employees, including certain Named Executive and their families, if certain pre-agreed eligibility and vesting conditions are met. The primary condition to the vesting of benefits under the Company’s SERP is the long-term service to the Company. Therefore, vesting is set pro-rata for each year over the term of the SERP.  Prior service credit for any newly hired executive is not permitted, except in the discretion of the Compensation Committee, which oversees the management of the SERP.  The expected annual payment under the SERP are limited to not more than 50% of the annual base salary of the executive officer at the time of entering into the SERP and the duration of such benefit payments are limited to not more than fifteen (15) years after retirement.  The Compensation Committee may increase the annual payment amount of the SERP to 50% of the annual base salary averaged over the last five years of the executive officer’s employment with the Company. The Compensation Committee may also approve a split dollar agreement related to the SERP of an executive officer, and determine the terms of such split dollar agreement including the treatment of imputed income of such split dollar agreement to the executive officer and any gross up of taxes associated with the imputed income.  Prior to providing any SERP to an executive officer, the Compensation Committee will prepare and analyze the accounting and tax effects of any SERP to the Company.

Dennis R. Woods, the Company’s President and CEO, commenced participation in the Company’s SERP in June 1996 and by June 2007, all benefits under his SERP have fully vested and can be drawn on by Mr. Woods upon his retirement. Under the terms of his SERP, Mr. Woods will be entitled to compensation for 15 years at $100,000 per year.

Ken Donahue, the Company’s Chief Administrative Officer, and David L. Eytcheson, the Company’s Chief Operating Officer, commenced participation in the Company’s SERP in January 1997 and by January 2008, all benefits under their respective SERPs have fully vested and can be drawn on upon their retirement. Under the terms of their respective SERPs, Mr. Donahue and Mr. Eytcheson will be entitled to compensation for 15 years at $100,000 per year.

Richard B. Shupe, the Company’s Chief Financial Officer, commenced participation in the Company’s SERP in January 2006 and all benefits under his SERP will fully vest by January 2017, after which date, Mr. Shupe may draw upon his SERP benefits upon his retirement. Under the terms of his SERP, Mr. Shupe will be entitled to compensation for 15 years at $50,000 per year.

The SERPs also provide that benefits be paid to the executive officers’ beneficiaries in the event of their deaths. The Company’s obligation to pay begins in the month following death. The Company purchases single-premium life insurance policies for each SERP issued to protect the Company for this eventuality. The life insurance policies accrue tax-free income to the Company. The policies can remain in effect until the executive is deceased, even after all benefits under the SERP have been paid or can be liquidated at the option of the Company at the cash surrender value. The death benefit is designed to return to the Company, the cost of the SERP expense and cash value of the insurance carried on its books as an asset.

The following table provides certain information regarding the retirement benefits to the Named Executive Officers, other than Porsche A. Saunders, who is not eligible to participate in the Company’s SERP program.

Pension Benefits
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($) (1)	Payments During Last Fiscal Year ($)
Dennis R. Woods, CEO	SERP	17	1,146,905	—
Ken Donahue, CAO	SERP	16	573,452	—
David L. Eytcheson, COO	SERP	16	573,452	—
Richard B. Shupe, CFO	SERP	7	304,033	—

(1)	Present value of benefit earned in accordance with FAS 106. (See Note 11 to the Company’s financial statements included in the 2013 Annual Report).

Executive Change in Control Agreements

None of the Named Executive Officers have agreements with the Company or the Bank that provide compensation in the event of a Change in Control of the Company.

Director Compensation

Director compensation is evaluated and recommended by the Committee and approved by the Board of Directors. Non-employee directors receive cash compensation for committee attendance, premiums for serving as chairs of certain committees, and equity grants in the form of stock options.

During 2013, directors of the Company and the Bank were compensated for monthly board meetings based on a performance rating structure ranging from a minimum of $760 per meeting up to $1,235 per meeting. In addition, the lead director received an additional $200 per meeting and the secretary received an additional $250 per meeting. Also, directors, other than Mr. Woods, were paid $200 for their attendance at committee meetings, other than loan committee meetings, and were paid $300 for their attendance at loan committee meetings, if such committee meeting was held on a day other than the regular board of directors’ meeting. The chairman of the audit committee also received $400 per audit meeting, and the chairmen of the risk management committee, compensation committee, and executive committee received $300 per meeting.  No changes have been made to director compensation in 2014.

Historically the non-employee Company directors have received equity compensation in the form of nonqualified stock options.  The Committee selected this form of equity compensation because it aligned the interests of the Board of Directors to those of the shareholder and also because of accounting and tax treatments of such awards.

The following table shows compensation paid or accrued for the last fiscal year to the Company’s non-employee directors. Mr. Woods does not receive committee fees and his director meeting fees are disclosed in the All Other Compensation Table for executives.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE 2013

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert G. Bitter, Pharm. D., Secretary	13,980	—	—	—	—	—	13,980
Stanley Cavalla	13,880	—	—	—	—	—	13,880
Tom Ellithorpe	26,840	—	—	—	—	—	26,840
Todd Henry	7,140	—	—	—	—	—	7,140
Ronnie D. Miller	30,200	—	—	—	—	—	30,200
Robert Mochizuki, M.D., Lead Director	14,820	—	—	—	—	—	14,820
Walter Reinhard	30,920	—	—	—	—	—	30,920
John Terzian	13,000	—	—	—	—	—	13,000
Mike Woolf	9,320	—	—	—	—	—	9,320

Director Emeritus Plan

In 1995, United Security Bank established a Directors Emeritus Plan, which was amended in May, 2000.  Those directors who (i) retire as directors of United Security Bank or (ii) retired as directors of Golden Oak Bank and Legacy Bank and who signed a shareholder’s agreement are eligible to participate in the Directors Emeritus Plan.  Each Director Emeritus will be a lifetime position or until a Director Emeritus shall sell a majority of his or her ownership in United Security Bank.  Directors Emeritus receive a monthly fee of $400, and receive preferential deposit and customer service with free checking as long as they serve as a Director Emeritus.  Director Emeritus benefits terminate upon (i) the ultimate sale of United Security Bank, (ii) the sale of a majority of the Director Emeritus’ shares of United Security Bank’s common stock, or (iii) the finding by United Security Bank’s board of directors that the Director Emeritus is engaging in activities or making statements which are detrimental to United Security Bank or United Security Bank’s public image.  At December 31, 2013, there were twelve participants in the Directors Emeritus Plan.  A total of $57,600 was paid to Director Emeritus in 2013.

PROPOSAL 2:
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Moss Adams, LLP, independent auditors, has been selected to serve as the Company’s’ independent registered public accounting firm for 2014. Shareholders are hereby asked to ratify the selection of Moss Adams LLP. It is anticipated that a representative of Moss Adams LLP will be present at the Meeting and will be available to respond to appropriate questions from shareholders.

Although ratification is not required by our Bylaws or the SEC, the Board is submitting the selection of Moss Adams LLP to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders fail to ratify the selection of Moss Adams LLP, however, we reserve the discretion to retain Moss Adams LLP as our independent registered public accounting firm for 2014. Even if the selection is ratified, the Board of Directors, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

During the two most recent fiscal years there were no disagreements between the Company and its principal accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the principal accountant’s satisfaction, would have caused the principal accountant to make reference to the subject matter of the disagreement in connection with its reports.

The audit reports on the consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2013 were issued by Moss Adams LLP and did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Under applicable SEC rules, the Company’s Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accountants in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that the independent registered public accountants may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accountants.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accountants to the Company or any of its subsidiaries. The Audit Committee approved 100% of all professional services rendered by Moss Adams LLP during the 2013 and 2012 fiscal years, respectively, including pre-approval of all audit and permissible non-audit services, and considered whether the provision of such services is compatible with Moss Adams LLP maintaining its independence. The Audit Committee determined that the provision of non-audit services to the Company by Moss Adams LLP was compatible with maintaining the independence of Moss Adams LLP.

Aggregate fees billed by Moss Adams LLP to the Company during 2013 and 2012, respectively, are as follows:

	2013	2012
Audit Fees (a)	$233,501	$186,977
Tax Fees associated with consulting and tax return preparation (b)	$36,500	$107,230
(a) The increase in audit fees is due to an audit of OREO properties
(b) Higher tax fees in 2012 associated with cost of IRS exam assistance

Ratification of the selection of Moss Adams LLP to serve as the Company’s independent registered public accounting firm for 2013 requires the affirmative vote of a majority of the outstanding shares of the Company’s Common Stock represented and voting at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE SELECTION OF MOSS ADAMS LLP TO SERVE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF UNITED SECURITY BANCSHARES FOR 2014.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and certain executive officers and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC.  The Reporting Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from the Reporting Persons that no Forms 4 or 5 were required for those persons, The Company believes that, during 2013 the Reporting Persons complied with all filing requirements applicable to them, except Mr. William Yarbenet who inadvertently filed one Form 4 late.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2015 Annual Meeting of Shareholders, must be received by the Company at its principal executive offices by December 15, 2014, for inclusion in the Proxy Statement and form of proxy relating to that meeting and must comply with the applicable requirements of federal securities laws, including Rule 14a-8 under the Exchange Act. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

Proxies solicited by the Board of Directors for the 2013 Annual Meeting will confer discretionary authority to vote on any matter to come before the Annual Meeting with respect to which the Company does not receive notice prior to March 14, 2014.

OTHER MATTERS

Management does not presently know of any matters to be presented at the Meeting other than those set forth above. If other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with the recommendations of the Board of Directors on such matters.

United Security Bancshares

Dated: April 14, 2014	Robert G. Bitter, Secretary

It is very important that every shareholder vote.  Whether or not you plan to attend the Meeting we urge you to submit a proxy as promptly as possible to vote your shares via Internet, telephone or mail.

In order to facilitate the providing of adequate accommodations, when voting please also let us know whether or not you expect to attend the Meeting.

You may request an additional copy of the Proxy Statement, 2013 Annual Report to Shareholders, and form of proxy as to this Meeting or all future shareholder meetings by calling us at (888) 683-6030 (toll free number), by writing to us at United Security Bancshares, 2126 Inyo Street, Fresno, California 93721, Attn: Mr. Ken Donahue or by email at kdonahue@unitedsecuritybank.com.

The 10-K is also available at http://www.unitedsecuritybank.com/index.php?option=com_wrapper&Itemid=114